UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2007

ELKCORP

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5341		75-1217920
(State or Other Jurisdiction	(Commission		(IRS Employer
of Incorporation)	File Number)		Identification No.)

14911 Quorum Drive, Suite 600, Dallas, Texas			75254-1491
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code:		(972) 851-0500

      Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01.	Regulation FD Disclosure.

On February 9, 2007 ElkCorp and Building Materials Corporation of America issued a joint press release, which is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

See the Index of Exhibits attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELKCORP

By:	/s/ David G. Sisler
Name: David G. Sisler
Title: Senior Vice President, General Counsel
and Secretary

Date: February 9, 2007

INDEX OF EXHIBITS

Number	Exhibit

99.1	Joint press release issued by ElkCorp and Building Materials Corporation of America, dated February 9, 2007